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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 22, 2005
                                -----------------

                             MIV THERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)

         NEVADA                    000-30453                        n/a
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)


1-8765 ASH STREET, VANCOUVER, B.C., CANADA                         V6P-6T3
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (604) 301-9545

                                 Not Applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 8.01.  OTHER EVENTS

On February 22, 2005, MIV Therapeutics Inc. announced that it had entered into a letter of intent with SagaX Medical Technologies Inc. ("SagaX") regarding SagaX's next generation embolic-protection technology for stroke patients. The parties hope to negotiate and execute definitive agreements regarding the transaction within the next few weeks. The press release making this announcement is attached to this form as an exhibit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


99.1 MIV Therapeutics, Inc. Press Release Dated February 22, 2005


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MIV Therapeutics, Inc.
                                        -------------------------------
                                                  (Registrant)



February 25, 2005                   By: /s/ Alan Lindsay
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     Date                               Name: Alan Lindsay
                                        Title: Chief Executive Officer